================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2004

INSURANCE AUTO AUCTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          ILLINOIS                     0-19594                  95-3790111
----------------------------      ----------------          -------------------
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)

850 E. ALGONQUIN RD., SUITE 100, SCHAUMBURG, IL                    60173
-----------------------------------------------                    -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (847) 839-3939

--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

================================================================================

Item. 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            EXHIBIT NO.                       EXHIBIT
            -----------  -------------------------------------------------------
               99.1 Press Release of Insurance Auto Auctions, Inc. (the "Company"), dated July 23, 2004, disclosing the Company's financial results for the second quarter of 2004.

Item. 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

                  The following information is furnished pursuant to Item 12.
            "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

                  On July 23, 2004, the Company issued a press release
            announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                  Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                (Registrant)

      Date:  July 23, 2004            By:    /s/ Thomas C. O'Brien
                                             ----------------------------
                                             Thomas C. O'Brien
                                             Chief Executive Officer

                                  EXHIBIT INDEX

            Exhibit No.                  Subject Matter

               99.1 Press Release of Insurance Auto Auctions, Inc. (the "Company"), dated July 23, 2004, disclosing the Company's financial results for the second quarter of 2004.